UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX	77381
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 24, 2009, Newpark Resources, Inc. (“Newpark”) issued a press release announcing that Newpark President and CEO, Paul Howes will present at the Sidoti & Company New York Emerging Growth Institutional Investor Forum on Wednesday, March 25, 2009 at which Paul Howes will provide an overview of Newpark’s progress on its strategic initiatives and will also provide preliminary estimates of expected results for the first quarter of 2009. A copy of the press release and presentation slides to be used at the conference are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K. The presentation slides will also be posted in the Investor Information section of Newpark’s website, http://www.newpark.com for 90 days after the event.

The information referenced under Item 7.01 (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) of this Current Report on Form 8-K are being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by Newpark pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 24, 2009.

99.2	Presentation at the Sidoti & Company New York Emerging Growth Institutional Investor Forum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: March 24, 2009

By:          /s/ James E. Braun
James E. Braun, Vice President and Chief
Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release dated March 24, 2009

99.2	Presentation at the Sidoti & Company New York Emerging Growth Institutional Investor Forum.